UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 20, 2010
CONVENIENCE TV INC.
(Exact name of registrant as specified in its charter)
Nevada	333-157066	30-0518293
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
248 Main Street, Venice, CA, 90291		78578
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code		(877) 943-3210
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Previous independent registered public accounting firm
(i)	On July 20, 2010, Convenience TV Inc., (the "Company") formally informed GBH CPAs, PC of their dismissal as the Company's independent registered public accounting firm.

(ii)

The reports of GBH CPAs, PC on the Company's consolidated financial statements as of December 31, 2009 and 2008 and for the year ended December 31, 2009, for the period from Inception (December 4, 2008) to December 31, 2008 and for the period from Inception (December 4, 2008) to December 31, 2009 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company's ability to continue as a going concern.

(iii)	The Company's Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)

For the period from Inception (December 4, 2008) to December 31, 2009, and through July 20, 2010, there have been no disagreements with GBH CPAs, PC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of GBH CPAs, PC would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v)

The Company has requested that GBH CPAs, PC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of the letter provided by GBH CPAs, PC is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm
(1)

On July 20, 2010 the Company engaged Saturna Group Chartered Accountants LLP as its new independent registered public accounting firm.  During the two most recent fiscal years and through July 20, 2010, the Company had not consulted with Saturna Group Chartered Accountants LLP regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)

The type of audit opinion that might be rendered on the Company's consolidated financial statements, and none of the following was provided to the Company:  (a) a written report, or (b) oral advice that Saturna Group Chartered Accountants LLP concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits
16.1	Letter from GBH CPAs, PC to the SEC dated July 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVENIENCE TV INC.
/s/ NORMAN KNOWLES
Norman Knowles
President and Director

Date:	July 22, 2010